Prepaid Expenses and Other Assets, Net (Tables)	12 Months Ended
Mar. 31, 2023
Prepaid Expense and Other Assets [Abstract]
Schedule of prepaid expenses and other assets, net
	March 31, 2023	March 31, 2022
Deposits (1)	$1,927,362	$2,988,322
Consumption tax receivable	20,993	8,190,981
Other receivables (2)	4,590,901	2,567,588
Advance to suppliers (3)	262,598	511,940
Prepaid expenses and others (4)	2,643,465	4,610,905
Allowance for doubtful accounts	(904,598)	(885,972)
Subtotal	8,540,721	17,983,764
Less: prepaid expenses and other current assets, net	(3,542,864)	(10,617,045)
Long-term prepaid expenses and other non-current assets, net	$4,997,857	$7,366,719
(1)	Deposits primarily include security deposits paid to landlords for the Company’s retail stores and distribution centers as well as security deposits paid to the Company’s suppliers and to third-party platform operators for the operations of online stores.

(2)

Other receivables as of March 31, 2023 and 2022 included $807,541 and $881,539 due from a construction company, which is a refund of the design and construction service fee the Company prepaid for the construction of its new distribution center. Since the construction company failed to obtain relevant construction permits and delayed the construction, the service agreement was terminated and the Company requested the refund of prepaid contract amount. In November 2020, the Company filed a legal case against the construction company claiming the refund of the contract prepayment, and as the date of this report, the legal case is still in process. Although the Company is confident in winning the legal case based on management’s evaluation of the collectability on a combination of various factors, the Company fully accrued bad debt allowance for the receivable from this construction company as of March 31, 2023 and 2022, respectively.

Other receivables as of March 31, 2023 also included approximately $2.9 million due from a third-party warehouse and logistics service provider (the “Service Provider”). As mentioned in note (4) below, the Company engaged the Service Provider for warehouse and logistics services; however, due to the tax examination mentioned in Note 6, the Service Provider failed to provide relevant export documents for consumption tax examination, which caused the additional consumption tax to be paid to the tax authority by the Company. As a result, the Company terminated its warehouse and logistics services in October 2022, and entered into an agreement with the Service Provider, pursuant to which, the unutilized service fees will be repaid by the Service Provider over two years from the date of the agreement. As of March 31, 2023, the Company accrued bad debt allowance of $96,155 for the receivable from the Service Provider according to our accounting policy based on our best estimates.

(3)	Advance to suppliers consists of advance payments paid to suppliers for purchases of merchandise products and storage fee.
(4)	Prepaid expenses and others as of March 31, 2022 included a prepaid service fee amounting to approximately $3.9 million (approximately ¥517.9 million). The Company entered into an agreement to engage the Service Provider for warehouse and logistics services over the period from March 1, 2022 to February 28, 2025, with monthly service fee of approximately $0.1 million (approximately ¥14.4 million). The warehouse and logistics services were terminated in October 2022, as mentioned in note (2) above.